EXHIBIT 4.1

                                  NEVADA GOLD
                                ---------------            CUSIP NO. 64126Q 20 6
         NUMBER                 & CASINOS, INC.                   SHARES
         [    ]                                                   [    ]

                          AUTHORIZED SHARES: 10,000,000
                                PAR VALUE: $0.12

THIS CERTIFIES THAT                SPECIMEN

                                                                        Countersigned Registered:
                                                                     NEVADA AGENCY AND TRUST COMPANY
                                                                    50 WEST LIBERTY STREET, SUITE 880
IS THE RECORD HOLDER OF                                                    RENO, NEVADA 89501
                          NEVADA GOLD & CASINOS, INC.                By          Illegible
                                                                           Authorized Signature
                                    SPECIMEN
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TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED
ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE
IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE
REGISTRAR.

                                    SPECIMEN

      WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES
OF ITS DULY AUTHORIZED OFFICERS.


DATED:

                           NEVADA GOLD & CASINOS, INC.
                                 CORPORATE SEAL
                                     NEVADA

_______________________________     SPECIMEN    _______________________________
        SECRETARY                                           PRESIDENT

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common             UNIF GIFT MIN ACT-__________ Custodian____________
     TEN ENT -- as tenants by the entireties                         (Cust)              (Minor)
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants                     under Uniform Gifts to Minors
                in common                                           Act__________________________
                                                                                (State)

         Additional abbreviations may also be used though not in the above list.

      For Value Received,_________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________


________________________________________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.